Exhibit 10

CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions “Management of the Fund” and “Management of the Fund — Financial Highlights” in this Registration Statement on Form N-1A under the Securities Act of 1933 (File No. 33-47875) and under the Investment Company Act of 1940 (File No. 811-6669) of Merrill Lynch Fundamental Growth Fund, Inc., and to the incorporation by reference therein of our report, dated October 22, 2003, with respect to the financial statements of Merrill Lynch Fundamental Growth Fund, Inc., for the year ended August 31, 2003.

/s/ Ernst & Young LLP

MetroPark, New Jersey December 17, 2003